OPPENHEIMER EUROPE FUND

                      Supplement dated June 14, 2001 to the
                       Prospectus dated December 27, 2000

The Prospectus is changed as follows:

1. The Prospectus supplement dated March 1, 2001 is withdrawn.

2. The section titled  "Shareholder Fees" on page 6 is deleted and replaced with the following:
Shareholder Fees (charges paid directly from your investment):
--------------- --------------- -------------- ---------------- ----------------
Class A Shares  Class B Shares     Class C     Class N Shares   Class Y Shares
                                                                      Shares
--------------- --------------- -------------- --------------------------------
Maximum Sales Charge (Load) on
purchases   5.75%     None            None           None                 None
(as % of offering price)
--------------- --------------- -------------- -------------     ---------------
--------------- --------------- -------------- ---------------- ----------------
Maximum Deferred Sales Charge
(Load) (as % of the lower of
the original offering price or   None1      5%2        1%3        1%4      None
redemption proceeds)
--------------- --------------- -------------- --------------------------------
Redemption Fee (as a
percentage of total redemption  2.00%      2.00%      2.00%     2.00%      2.00%
proceeds)5
------------------- --------------- --------------- ---------- ----------------

A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See
“How to Buy Shares” for details.

Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase.

Effective September 1, 2001, the redemption fee will apply to the proceeds of
Fund shares that are redeemed (either by selling or exchanging to another
Oppenheimer fund) within 30 days of their purchase. See “How to Sell
Shares” for more information on when the redemption fee will apply.

The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the paragraph “Class
N Shares” under the heading “What Classes of Shares Does the Fund
Offer?” on page 13:

Class
N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

4.   The Prospectus is changed by adding the following after "How Can You Reduce
     Class A Sales Charges?" on page 17:

     Purchases by Certain  Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more  Oppenheimer  funds by retirement plans that have $10 million or more in plan assets and that have  entered into a special  agreement with the Distributor.  The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement  plans.
That  concession  will not be paid on purchases  of shares by a retirement  plan made  with the  proceeds  of the  redemption  of  Class N shares  of one or more
Oppenheimer funds held by the plan for more than eighteen (18) months.

The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the first paragraph under the heading “How Can You Buy Class N Shares?” on page 18:

Class
N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

6.   The third sentence under the caption  "OppenheimerFunds  Internet Web Site"
     on page 21 is replaced with the following:

To   perform account  transactions or to obtain account information online after
     July 1,  2001,  you must  first  obtain a user I.D.  and  password  on that website.

7.   The following is added after the first paragraph under "How to Sell Shares"
     on page 22:

     Effective  September 1, 2001, the Fund will assess a 2% fee on the proceeds of Fund shares that are  redeemed  (either by selling or  exchanging  to another
Oppenheimer  fund) within 30 days of their purchase.  The redemption fee is paid to the Fund,  and is  intended to offset the trading  costs,  market  impact and other costs  associated with short-term  money movements in and out of the Fund.
The  redemption  fee will be  imposed to the extent  that Fund  shares  redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by  exchange,  the holding  period  prior to the  exchange  will not be considered in determining whether to apply the redemption fee.

     The  redemption  fee will not be  imposed  on  shares:  (1) held in certain omnibus accounts,  including retirement plans qualified under Sections 401(a) or
401(k) of the Internal Revenue Code, Section 403(b)(7)  custodial plan accounts, or plans  administered  as college  savings  programs  under  Section 529 of the
Internal Revenue Code, (2) redeemed under automatic withdrawal plans or pursuant to automatic  re-balancing in OppenheimerFunds  Portfolio Builder accounts,  (3)
redeemed due to death or  disability  of the  shareholder,  or (4) redeemed from accounts  for which the dealer,  broker or financial  institution  of record has entered into an agreement with the Distributor for this purpose.

8.   The following is added as a final bullet point under "Are There Limitations on Exchanges?" on page 26:

o    Effective  September 1, 2001, the Fund will assess a 2% fee on the proceeds of Fund  shares  that are  redeemed  (either by selling  or  exchanging  to another Oppenheimer fund) within 30 days of their purchase. Further details are set  forth  following  the  first  paragraph  under  “How  to Sell
     Shares” on page 22.
June 14, 2001 261PS006